                               QUANTUM CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                INDEX TO EXHIBITS

                                                                                    Sequentially
Exhibit                                                                               Numbered
 Number                   Description                                                   Page
- -------   ----------------------------------------------------------------------    -------------
  5.1     Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation,
          as to legality of securities being registered........................

  23.1    Consent of Counsel (contained in Exhibit 5.1 above)...................

  23.2    Consent of Ernst & Young LLP, independent auditors....................

  24.1    Power of Attorney (see page II-3).....................................



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